Exhibit 99.1

Robert W. Baird & Co. 2019 Industrial Conference HD Supply November 6 th , 2019

2 Disclaimer Forward - Looking Statements and Preliminary Results This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Sect ion 21E of the Securities Exchange Act of 1934. Forward - looking statements are based on management’s beliefs and assumptions and informatio n currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond o ur control. We caution you that the forward - looking information presented in this presentation is not a guarantee of future results , and that actual results may differ materially from those made in or suggested by the forward - looking information contained in this presen tation. Forward - looking statements generally can be identified by the use of forward - looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or var iations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or imp lied by the forward - looking statements, including those “Risk factors” in our annual report on Form 10 - K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Secu rit ies and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward - looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forwa rd - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Third - quarter estimates for taxes, Net sales, Net income and Adjusted EBITDA are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter - end adjustments . Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non - GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted i n t he United States of America (“GAAP”) with non - GAAP measurements, including Adjusted EBITDA. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adju ste d EBITDA referred to in this presentation is included at the end of this presentation under the heading “Reconciliation of Non - GAAP Measures”.

Facilities Maintenance: At a Glance

What We Do

- **Leading Maintenance, Repair and Operations Solution Provider** to **"Living Space" Maintenance Professionals**
- **Customers: ~300K**

	% FY'18 Sales[1]	Customers
Multifamily	64%	~120K
Hospitality	19%	~45K
Healthcare	8%	~25K
Institutional	7%	~20K

- **Products: ~200K SKUs, including Proprietary Brands[2]**



Appliances HVAC Plumbing, Kitchen & Bath Janitorial Hardware Electrical & Lighting

- **Multi-Channel Go-to-Market Strategy**, including **1,000+ Knowledgeable Sales Representatives** in Local Markets, **400+ Onshore Customer Care Associates**, Catalog, Website, Mobile App
- **Next-Day Delivery** via **44 Distribution Centers** ("DCs"), **50 Cross-dock** Facilities; **900+ Dedicated Delivery Drivers**
- **5,500+ Associates** in Operations, Sales and Support

1: Gross Sales for FM U.S. Segment; excludes Canada and USA Bluebook
2: Proprietary Brands comprise ~18% of Sales

Summary Financials[3]

($ in millions)


Net Sales
+4.6% CAGR[4]
$2,762
$2,847
$3,089
$3,148
17.5%
17.5%
17.7%
17.7%
Net Sales
Adj. EBITDA Margin
Note: Chart not to scale

Fiscal Year	2016	2017	2018	LTM Q2'19
Net sales	$2,762	$2,847	$3,089	$3,148
Operating income	$419	$434	$478	$491
% of Net sales	*15.2%*	*15.2%*	*15.5%*	*15.6%*
Adjusted EBITDA	$482	$499	$546	$556
% of Net sales	*17.5%*	*17.5%*	*17.7%*	*17.7%*
Capital Exp.	$22	$22	$58	$65
% of Net sales	*0.8%*	*0.8%*	*1.9%*	*2.1%*

3: Fiscal Year 2018 and LTM Q2'19 include a 53rd week of operations.
4: Compounded Annual Growth Rate ("CAGR") shown excluding the impact of the 53rd week

Best-in-Class "Living Space" MRO Solution Provider

3

Construction & Industrial[1]: At a Glance

HD SUPPLY

What We Do

- **White Cap is a One-Stop Shop** for **Concrete Accessories, Specialty Construction** and **Safety Products**
- **Customers: ~200K…** ~75% Non-Residential / ~25% Residential

  *White Cap customers are concrete and self-performing general contractors who require **specialized products** and **services** for **tilt-up**, **flatwork**, **poured wall foundation**, **precast**, **masonry**, **waterproofing**, **glazing**, and **road and bridge projects**, as well as all professional contractors who require **power tools** and **accessories**, **safety equipment**, and **fastening products***
- **Products: ~400K SKUs**

Concrete Acc. & Chemicals | Safety | Tools & Equipment | Building Materials & Fasteners | Erosion Control & Waterproofing



- **Operating Model…** Focus on Driving **Customer Success** through Collaborative **Sales Team,** Strong **Supplier Partnerships,** and **Specialized Services… Trusted Expert** in the Space
- **270 Locations** in **39 U.S. States** and **Six Canadian Provinces,** with Focused Sales Initiatives in Fragmented Markets
- **5,500+ Associates** in Sales, Operations, and Support Roles

Summary Financials[2]

($ in millions)



Net Sales
+9.8% CAGR³
$2,063
$2,279
$2,961
$3,030
9.6%
10.2%
11.0%
10.8%
Net Sales
Adj. EBITDA Margin
Note: Chart not to scale

	Fiscal Year			
	2016	2017	2018	LTM Q2'19
Net sales	**$2,063**	**$2,279**	**$2,961**	**$3,030**
Operating income	**$146**	**$174**	**$246**	**$252**
% of Net sales	*7.1%*	*7.6%*	*8.3%*	*8.3%*
Adjusted EBITDA	**$198**	**$232**	**$325**	**$326**
% of Net sales	*9.6%*	*10.2%*	*11.0%*	*10.8%*
Capital Exp.	**$32**	**$34**	**$31**	**$40**
% of Net sales	*1.6%*	*1.5%*	*1.0%*	*1.3%*

1: Construction & Industrial also includes Home Improvement Solutions, which primarily serves cash and carry repair and remodeling contractors and operates through 14 California retail outlets, and Brafasco, which provides fasteners, tools, safety supplies, abrasives, and more to Canadian construction, industrial, and institutional customers through 46 branch locations. These businesses comprised ~8% and ~4% of C&I Net sales in Fiscal 2018, respectively.

2: Fiscal Year 2018 and LTM Q2'19 include a 53rd week of operations and the acquisition of A.H. Harris.

3: Compounded Annual Growth Rate ("CAGR") shown excluding the impact of the 53rd Week and inorganic sales contribution from the A.H. Harris acquisition.

Leading Distributor of Concrete Accessories, Specialty Construction and Safety Products

4

5 Transaction On Track for Completion by Middle of Fiscal 2020 Transaction Update Transaction Structure Timing / Other Matters Financial Implications ▪ Pro - rata distribution expected to be tax - free to HD Supply shareholders for U.S. tax purposes ▪ Both companies’ shares expected to be listed on a national securities exchange ▪ Closing subject to customary conditions, including final Board approval ▪ Both companies expected to be well - capitalized and well - positioned for growth ▪ Targeting high non - investment grade credit rating at both companies ▪ Expecting dis - synergies of 50 - 100 BPs of sales for both Facilities Maintenance and White Cap, including public company costs, sourcing, and technology ▪ Positions both companies for success with best - in - class margin profiles ▪ The separation is expected to be completed by the middle of Fiscal 2020, subject to customary closing conditions ▪ Separation planning and implementation underway with significant progress made on talent alignment, systems, and processes ▪ Additional updates to be provided on Q3’19 earnings call

6 Revising Q3’19 Guidance Range HD Supply Current Outlook ($ in millions) Note: Contains forward looking information; please see Disclaimer on slide 2. Low End High End Net Sales $1,640 $1,645 +2% at Midpoint VPY Net Income 129 133 +60% at Midpoint VPY Adjusted EBITDA 243 248 (1%) at Midpoint VPY Q3’19

7 Reconciliation of Non - GAAP Measures Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to Net income as a measure of o per ating performance. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. We believe t he presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of our business. Adjusted EBITDA is based on “Consolidated EBITDA,” a measure which is defined in our senior credit facilities and used in cal cul ating financial ratios in several material debt covenants. Adjusted EBITDA is defined as Net income less Income from discontinued operations, net of ta x, plus (i) Interest expense and Interest income, net, (ii) Provision for income taxes, (iii) depreciation and amortization and further adjusted t o e xclude loss on extinguishment of debt, non - cash items and certain other adjustments to Consolidated Net Income permitted in calculating Consoli dated EBITDA under our senior credit facilities. We compensate for the limitations of using non - GAAP financial measures by using them to supplement GAAP results to provide a mor e complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identic al calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyz ing our results as reported under GAAP. Some of these limitations are: ▪ Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; ▪ Adjusted EBITDA does not reflect our interest expense, or the requirements necessary to service interest or principal payment s o n our debt; ▪ Adjusted EBITDA does not reflect our income tax expenses or the cash requirements to pay our taxes; ▪ Adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual com mitments; and although depreciation and amortization charges are non - cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

8 1: Represents costs related to exiting the Company’s previous corporate headquarters, including a favorable lease termination in the LTM Q2’19 period, and costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. 2: Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 3: Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies. Note: LTM Q2’19 represents the sum of the twelve fiscal months ended Aug. 4, 2019 Reconciliation of Non - GAAP Measures: Operating Income to Adjusted EBITDA ($ in millions) Facilities Maintenance Fiscal Year 2016 2017 2018 LTM Q2’19 Operating income $419 $434 $478 $491 Depreciation and amortization 47 45 48 51 Restructuring charges 1 4 4 6 (1) Stock - based compensation 12 16 14 14 Other - - - 1 Adjusted EBITDA $482 $499 $546 $556 Construction & Industrial Fiscal Year 2016 2017 2018 LTM Q2’19 Operating income $146 $174 $246 $252 Depreciation and amortization 2 41 45 58 58 Restructuring charges 1 3 2 3 (1) Stock - based compensation 8 10 12 12 Acquisition and integration costs 3 - 1 6 4 Other - - - 1 Adjusted EBITDA $198 $232 $325 $326

9 Reconciliation of Forecasted Range ($ in millions) Note: Contains forward looking information; please see Disclaimer on slide 2. Low End High End Net income Provision for income taxes 47 48 Q3’19 $129 $133 Interest expense, net 27 27 Depreciation and amortization 28 28 Stock - based compensation 6 6 Restructuring and s eparation costs 3 3 Adjusted EBITDA $243 $248 Net Income to Adjusted EBITDA Acquisition and integration costs 3 3